                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                      August 8, 2002 (August 7, 2002)

                    ST. MARY LAND amp; EXPLORATION COMPANY
          (Exact name of registrant as specified in its charter)

          Delaware                 000-20872           41-0518430
(State or other jurisdiction      (Commission        (I.R.S Employer
      of incorporation)          File Number)      Identification No.)

             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

      (c)    Exhibits.

              The following exhibit is furnished as part of this report:

              Exhibit 99.1   Press release of St. Mary Land amp; Exploration
                             Company dated August 7, 2002.

Item 9. Regulation FD Disclosure

     In  accordance  with General  Instruction  B.2 of Form 8-K,  the  following information,  including  Exhibit 99.1, shall not be deemed filed for purposes of
Section  18 of  the  Securities  and  Exchange  Act  of  1934,  nor  shall  such information and Exhibit be deemed  incorporated by reference in any filing under the Securities  Act of 1933,  except as shall be expressly set forth by specific reference in such a filing.

     The registrant  issued a press release dated August 7, 2002  announcing its earnings and financial  highlights  for the second  quarter of 2002.  This press release is attached hereto as Exhibit 99.1.

                                    SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                           ST. MARY LAND amp; EXPLORATION COMPANY

Date: August 8, 2002
                           Garry A. Wilkening
                           Vice President-Administration, Controller